Agreement of Sublease


This Agreement Of Sublease (the "Sublease") is entered into as of this 5th day of November, 2002, between DIGITALTHINK, INC., a Delaware corporation (the "Sublessor"), and SAN FRANCISCO UNIFIED SCHOOL DISTRICT, a Political Subdivision of the State of California (the "Sublessee" or "SFUSD").

                                    RECITALS:

A. Sublessor is the tenant under that certain Office Lease, including an Addendum attached thereto (the "Master Lease") dated as of June 18, 1999, with Bruce J. Cardinal, Trustee of the Robert J. Cardinal Trust, (hereinafter referred to as "Lessor") (a copy of which Master Lease is attached hereto as Exhibit A and by this reference made a part hereof) concerning those certain premises that are deemed to contain approximately 41,705 rentable square feet of office space (the "Premises") located at 1064 & 1098 Harrison Street (the "Building"), California.

B. Sublessee desires to sublease from Sublessor the entire Premises (which Premises shall be hereafter referred to as the "Subleased Premises"), and Sublessor has agreed to sublease the Subleased Premises to Sublessee upon the terms, covenants and conditions herein set forth.

                                   AGREEMENT:

In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Sublease. Upon the terms and conditions set forth herein, Sublessor hereby subleases and demises to Sublessee and Sublessee hereby hires and takes from Sublessor the Subleased Premises. The size of the Subleased Premises contained in Recital A above is an approximation, which the parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

2. Use of Subleased Premises. Sublessee covenants and agrees to use the Premises in accordance with the provisions of the Master Lease and for no other purposes and otherwise in accordance with the terms and conditions of the Master Lease and this Sublease. Sublessee shall not use, store, transport or dispose of any Hazardous Substances (as defined in the Master Lease) in or about the Subleased Premises; provided, however, that Sublessee may use and store in the Subleased Premises office supplies and products typically found in an office use which may contain Hazardous Substances, as long as Sublessee uses and stores such Hazardous Substances in compliance with all applicable laws. Sublessee, at its sole cost, shall comply with all laws relating to its use and storage of the foregoing Hazardous Substances. Sublessee shall use its reasonable, good faith efforts to not do or permit anything to be done in or about the Subleased Premises that would (i) injure the Subleased Premises, or (ii) materially vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Subleased Premises. Sublessee shall comply with all rules and regulations promulgated from time to time by Lessor, in accordance with Paragraph 66 of the Addendum to the Master Lease.

3. Term of Sublease. The term of this Sublease ("Term") shall commence on the latest to occur of (the "Commencement Date") (i) November 5, 2002, and (ii) the date on which Sublessor has received Lessor's written consent to an executed Sublease ("Lessor's Consent"), and shall end on August 31, 2009 ("Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. If Sublessor is unable to deliver possession of the Subleased Premises to Sublessee on or before October 15, 2002, then Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease, or the obligations of Sublessee hereunder, or extend the Term, but in such case, Sublessee shall not be obligated to pay Rent (as defined in Paragraph 4.B below) or perform any other obligation of Sublessee hereunder until Sublessor delivers possession of the Subleased Premises to Sublessee and a copy of the Lessor's Consent. Once the Commencement Date has been established, Sublessor and Sublessee shall execute a commencement date memorandum setting forth the Commencement Date; provided, however, that the failure to execute such a memorandum shall not affect Sublessee's liability hereunder. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease.

4. Rent.

(a) Commencing on the Commencement Date and continuing throughout the Term, Sublessee shall pay monthly base rent ("Base Rent") to Sublessor as follows:

                           Months                             Base Rent
                           1-12*                              $41,705.00
                           13-24                              $45,180.42
                           25-36                              $48,655.83
                           37-48                              $52,131.25
                           49-60                              $55,606.67
                           61-72                              $59,082.08
                           73-Expiration Date                 $62,557.50

* (plus any partial month at the commencement of the Term)

As used  herein,  the word  "month"  shall mean a period  beginning on the first
(1st) day of a month and ending on the last day of that month. Base Rent shall be paid on or before three (3) days prior to the first (1st) day of each calendar month during the Term. Rent for any period during the Term which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30)-day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at 601 Brannan Street, San Francisco, California 94107, Attn: Accounts Payable, or such other address as may be designated in writing by Sublessor.

(b) All monies other than Base Rent required to be paid by Sublessee under this Sublease, including, without limitation, (i) "Capital Expenditures," if any, under Paragraph 2.3 of the Lease, (ii) replacement expenditures under Paragraph 7.1(b), (iii) insurance charges under Paragraph 8.1 of the Lease, and (iv) utility charges with respect to utilities serving the Subleased Premises, shall be deemed additional rent ("Additional Rent") and shall be payable twenty (20) days after receiving an invoice from Sublessor. Sublessee and Sublessor agree, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, that Sublessee shall pay all costs, expenses, insurance (subject to Section 28 below), taxes (subject to Section 30 below), maintenance and other charges of every kind and nature accruing during the Term and arising in connection with the Master Lease or the Subleased Premises to the extent Sublessee is responsible for such costs or expenses under this Sublease, such that Sublessor shall receive, as net consideration for this Sublease, full reimbursement thereof. Such costs and expenses shall be prorated between the parties as of the Commencement Date. Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent".

(c) Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor prepaid Base Rent ("Prepaid Rent") in the sum of Eighty-Three Thousand Four Hundred Ten Dollars ($83,410.00), one-half of which ($41,705.00) shall be applied by Sublessor as a credit against the first installment(s) of Base Rent due under this Sublease, and the remainder (together with the Security Deposit) shall be deposited by Sublessor in a separate interest bearing account (with interest accruing at the prevailing rate for standard commercial banking accounts at Silicon Valley Bank or any other commercial bank chosen by Sublessor that has a branch office located in San Francisco, California) and shall not be commingled with Sublessor's other funds. Sublessor shall pay to Sublessee any accrued interest or earnings on the Prepaid Rent on an annual basis within thirty (30) days after each anniversary of the Commencement Date of this Sublease. If Sublessee fails to timely satisfy any obligation to pay Rent under the Sublease, and such failure remains uncured beyond any notice and applicable cure period, Sublessor may (but shall not be obligated to) apply all or any portion of the Prepaid Rent toward fulfillment of Sublessee's unperformed rental obligations. If Sublessor does so apply any portion of the Prepaid Rent deposit, Sublessor shall provide written notice thereof to Sublessee, and Sublessee shall replenish the Prepaid Rent deposit at that year's prevailing monthly rental rate within fifteen (15) days after receiving such notice. Sublessee further agrees to provide to Sublessor within thirty (30) days after each anniversary of the Commencement Date, a supplemental deposit of Prepaid Rental in an amount sufficient to make the total Prepaid Rental deposit equal to the then current monthly Base Rent under the Sublease. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublessor acknowledges and agrees that so long as Sublessee replenishes the Prepaid Rent deposit in accordance with this Section 4(c), Sublessor shall not have the right to terminate the Sublease in the event that Sublessee fails to timely satisfy any obligation to pay Rent. If this Sublease terminates for any reason prior to the Expiration Date, and after application of the Prepaid Rent by Sublessor in accordance with this paragraph any portion of the Prepaid Rent shall remain unused by Sublessor, then Sublessor shall return such remaining portion to Sublessee within fifteen (15) days. Notwithstanding the foregoing, if Sublessee fails to pay Rent or any other sums as and when due hereunder, or otherwise fails to perform with respect to any provision of this Sublease, and such failure continues beyond any notice and applicable cure period, then, any then remaining portion of the Prepaid Rent shall automatically be deemed an additional Security Deposit and shall be subject to, and may be applied by Sublessor, in accordance with all of the terms and conditions set forth in paragraph 4(d); provided, however, that Sublessor shall look first to the Security Deposit before applying any portion of the Prepaid Rent as an additional Security Deposit to satisfy any amounts owed by Sublessee or damages incurred by Sublessor as a result of any breach or default under this Sublease by Sublessee.

(d) Security Deposit. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor as the "Security Deposit," the sum of One Hundred Four Thousand Two Hundred Sixty-Two Dollars and Fifty Cents ($104,262.50). Sublessor shall deposit this amount in a separate interest bearing account with the Prepaid Rent as set forth in paragraph 4(c), and Sublessor shall pay to Sublessee any accrued interest or earnings on the Security Deposit on an annual basis within thirty
(30) days after each anniversary of the Commencement Date of this Sublease. The Security Deposit shall secure Sublessee's full and timely performance of all of its obligations hereunder. If Sublessee fails to pay Rent or any other sums as and when due hereunder or otherwise fails to perform with respect to any provision of this Sublease, and such failure continues beyond any notice and applicable cure period, then, Sublessor may (but shall not be obligated to) use, apply, or retain all or any portion of the Security Deposit which will be reasonably necessary to pay any sum for which Sublessee is obligated or to compensate Sublessor for any foreseeable or unforeseeable loss or damage which Sublessor may suffer thereby including, without limitation, any damage that will result in the future through the term of the Sublease, to repair damage to the Subleased Premises, to clean the Subleased Premises at the end of the term or for any loss or damage caused by the act or omission of Sublessee or Sublessee's officers, agents, employees, contractors or invitees. Sublessee waives the provisions of California Civil Code Section 1950.7 and all other provisions of law now in force or that become in force after the date of execution of this Sublease that provide that Sublessee may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Subleased Premises. Any such use, application, or retention shall not constitute a waiver by Sublessor of its right to enforce its other remedies hereunder, at law, or in equity. If any portion of the Security Deposit is so used, applied, or retained, Sublessee shall, within fifteen (15) days after delivery of written demand from Sublessor, restore said deposit to its original amount. Sublessee's failure to do so shall constitute a material breach of this Sublease, and in such event Sublessor may elect, among or in addition to other remedies, to terminate this Sublease. Sublessor shall not be a trustee of the Security Deposit, but shall be required to keep this deposit (along with the Prepaid Rent) separate from its other accounts. If Sublessee fully and faithfully performs all of its obligations hereunder, then so much of the Security Deposit as remains shall be returned to Sublessee (with payment of interest or earnings thereon) within 30 days after the later of (i) expiration or sooner termination of the term hereof, or (ii) Sublessee's surrender of possession of the Subleased Premises to Sublessor.

5. Incorporation of Terms of Master Lease. Except as otherwise provided in this Sublease, the terms and conditions of this Sublease shall include various paragraphs of the Master Lease, which are incorporated herein and are made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated sections to "Lease" and to "Premises" shall be deemed a reference to this "Sublease" and the "Subleased Premises" defined herein, respectively; (ii) each reference to "Lessor" and "Lessee" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as expressly set forth herein; (iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Lessor under the Master Lease, Sublessor shall request the same in writing from Lessor, as and when requested to do so by Sublessee, and shall use Sublessor's reasonable and diligent efforts (provided Sublessee pays all costs incurred by Sublessor in connection therewith) to obtain Lessor's performance, including pursuing all remedies provided in the Master Lease to Sublessor following Lessor's breach or default under the Master Lease; (iv) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Lessor under the Master Lease, (b) any indemnification obligations of Lessor under the Master Lease, or other obligations or liabilities of Lessor under the Master Lease with respect to compliance with laws, condition of the Subleased Premises or Hazardous Substances, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Subleased Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor (provided, however, that following written notice from Sublessee of Lessor's breach or default, Sublessor shall pursue all its remedies under the Master Lease as provided in sections 5(iii) and 8(f) of this Sublease); (vi) with respect to any approval or consent required to be obtained from the Lessor under the Master Lease, such approval or consent must be obtained from both Lessor and Sublessor, and the approval of Sublessor not to be unreasonably withheld or delayed; (vii) in any case where "Lessee" is to indemnify, release or waive claims against "Lessor", such indemnity, release or waiver shall be deemed to run from Sublessee to Sublessor; (viii) Sublessee shall pay all consent and review fees set forth in the Master Lease to Lessor and Sublessor; (ix) Sublessee shall not have the right to terminate this Sublease due to casualty or condemnation unless Sublessor has such right under the Master Lease (in which case, Sublessee shall have the right to terminate this Sublease), and as between Sublessor and Sublessee only, all insurance proceeds from policies maintained by Sublessor or condemnation awards received by Sublessor under the Master Lease shall be deemed to be the property of Sublessor; (x) all "excess rent" under subleases and assignments shall be paid to Sublessor; and (xi) in any case where "Lessee" is to execute and deliver certain documents or notices to "Lessor", such obligation shall be deemed to run from Sublessee to both Lessor and Sublessor.

The  following  sections of the Master Lease are hereby  incorporated  into this
Sublease:

Paragraphs 1.2, 1.8 and 1.9, except all references to "Lessor" in 1.9 shall mean Lessor, not Sublessor.

Paragraph 2.1, the last sentence of Paragraph 2.3, Paragraph 2.3 (a) (except that the references to "Base Rent" in the first sentence of this Paragraph shall mean Base Rent as defined in the Master Lease, not as defined in this Sublease), and Paragraphs 2.3(b) and 2.3(c).

Paragraph 6.1, Paragraphs 6.2(a), 6.2(b), 6.2(c) and 6.2(d), Paragraphs 6.3 and 6.4.

Paragraphs 7.1(a), 7.1(b), 7.1(c), and 7.2, except all references to "Lessor" in these Paragraphs shall mean Lessor, not Sublessor. Paragraphs 7.3 and 7.4.

Paragraphs 8.1(a) (except the reference to "Lessor" in the last sentence of this Paragraph shall mean Lessor, not Sublessor), 8.1(b), 8.2(a)(subject to Paragraph 28, below), 8.2(b) (except the reference to "Lessor" in this Paragraph shall mean Lessor, not Sublessor), 8.3(a) (except all references to "Lessor" in this Paragraph shall mean Lessor, not Sublessor); 8.3(c), 8.4(a) (subject to Paragraph 28, below), 8.4(c), 8.5 (subject to Paragraph 28, below), 8.6, 8.7 and 8.8.

Paragraphs 9.1, 9.2, 9.3, 9.4 and 9.5, except (i) all reference to "Lessor" in these Paragraphs shall mean Lessor, not Sublessor, and (ii) the reference to "three (3) month's Base Rent" in Paragraph 9.5 shall mean an amount equal to three month's Base Rent under the Master Lease, not the Sublease; 9.6(a), 9.7 and 9.8.

Article 10, except (i) all references to "Lessor" in this Paragraph shall mean Lessor, not Sublessor, and (ii) the term "Commencement Date" in Paragraph 10.2(a) shall mean the Commencement Date of the Master Lease, not the Sublease.

Articles 11, 12 and 13 (except Paragraphs 13.4 and 13.6(b) shall be deleted).

Article 14, except the reference to "Lessor" in the last sentence of this Article shall mean Lessor, not Sublessor.

Article 16, 17 (except the last sentence of Article 17 shall be deleted), 18, 19, 20, 21, 22, 24, 27, 28 and 29.

Paragraph 30.1 (except the last sentence of this Paragraph shall be deleted), 30.2, 30.3 and 30.4.

Articles 31, 32 (except the references to "Lessor" in the penultimate sentence of this Paragraph shall mean Lessor, not Sublessor), 33, 34, 35, 36, 38, 41, 42 (except all references to "Lessor" in this Article shall mean Lessor, not Sublessor), 43, 44, 45, 46, 47, 48 and 49.

Arbitration Agreement

Addendum Paragraphs 54. (b), 54(c), 54(d), 60 (the first two sentences only and except that all reference to "Lessor" shall mean Lessor, not Sublessor), 61, 62 (subject to Paragraph 28, below), 64, 66 and 67 (except all references to "Lessor" in Paragraph 67 shall mean Lessor, not Sublessor, and any notice of termination under Paragraph 67 to Lessor shall be given also to Sublessor, and shall constitute effective notice of termination under Paragraph 67).

6. Delivery and Repairs. Sublessor shall deliver the Subleased Premises to Sublessee in its current "AS IS" condition; provided, however, that Sublessor shall be required to deliver the premises in "broom clean" condition. Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans With Disabilities Act of 1990 ("ADA")). Sublessee acknowledges that it has received and reviewed a copy of the permits and approvals issued by the City and County of San Francisco in connection with the prior tenant improvement work performed by Sublessor in the Subleased Premises.

7. Sublessee's Obligations.

(a) Sublessee covenants and agrees that all obligations of Sublessor under the Master Lease, to the extent Sublessee is obligated to perform such obligations by reason of this Sublease, arising from and after the Commencement Date of this Sublease shall be done or performed by Sublessee with respect to the Subleased Premises, except as otherwise provided by this Sublease.

(b) Sublessee shall defend, indemnify, protect and hold harmless Lessor and Sublessor, its officers, directors, shareholders, employees, and agents from and against any and all claims, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees) or liability incurred for any injury or damage to any person or property incurred as a result of or arising in connection with (i) Sublessee's failure to perform any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease arising from and after the Commencement Date, which, by reason of the provisions of this Sublease, Sublessee is obligated to perform, (ii) the use, occupancy or condition of the Subleased Premises during the Term; (iii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents or invitees; or (iv) a breach of Sublessee's obligations under this Sublease, except to the extent any of the foregoing is caused by the active negligence or willful misconduct of Lessor and Sublessor. The provisions of this paragraph 7(b) shall survive the expiration or earlier termination of this Sublease.

8. Sublessor's Obligations.

(a) Sublessor represents and warrants to Sublessee that (i) the Master Lease is in full force and effect and has not been modified, amended, terminated or changed; (ii) there are no agreements between Lessor and Sublessor related to the Master Premises and/or Sublessor's use and occupancy thereof, other than the Master Lease; (iii) Sublessor is not in default under the Master Lease and, to Sublessor's knowledge, no event has occurred that, with the passage of time or giving of notice, would constitute a default by Sublessor under the Master Lease; and (iv) to Sublessor's knowledge, Lessor is not in default under the Master Lease and no event has occurred that, with the passage of time or giving of notice, would constitute a default by Lessor under the Master Lease.

(b) Sublessor agrees that Sublessee shall be entitled to receive all services and repairs to be provided by Lessor to Sublessor under the Master Lease. Except as set forth in this Sublease, Sublessee agrees that performance by Sublessor of its obligations hereunder are conditional upon due performance by the Lessor of its corresponding obligations under the Master Lease, and Sublessee shall not make any claim upon Sublessor for any damages which may arise by reason of Lessor's default under the Master Lease (unless (i) such default by Lessor is a result of Sublessor's act or failure to act after its receipt of reasonable prior written notice from Sublessee, or (ii) within a reasonable time after Sublessor receives written notice from Sublessee of Lessor's breach or default, Sublessor fails to reasonably and diligently pursue all remedies provided to Sublessor in the Master Lease , provided that Sublessee agrees to pay for all costs incurred by Sublessor in connection therewith). Any condition resulting from a default by Lessor shall not constitute as between Sublessor and Sublessee an eviction, actual or constructive, of Sublessee and no such default shall excuse Sublessee from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Sublessee to receive any reduction in or abatement of the Rent provided for in this Sublease.

(c) Sublessor covenants and agrees with Sublessee that Sublessor will pay all fixed rent and additional rent payable by Sublessor pursuant to, and perform all obligations of Sublessor under, the Master Lease.

(d) Sublessor covenants and agrees to forward promptly to Sublessee any communications from Sublessor or Lessor related to any alleged breach, default, late payment or other failure to perform by Sublessor or Lessor under the Master Lease, and any communication from Sublessor or Lessor regarding the condition of the Premises.

(e) Sublessor shall not, without the prior written consent of Sublessee (which consent shall not be unreasonably withheld or delayed), (i) amend, modify or alter the Master Lease in any way that may affect Sublessee's occupancy of the Premises during the Term or increase Sublessee's obligations or materially impair Sublessee's rights under the Sublease; (ii) do or undertake any act or thing which is, or with notice or the passage of time would be, a default (through no fault of Sublessee or any of its agents, employees or contractors) under the Master Lease or entitle Lessor to terminate the Master Lease; (iii) grant any consent or give any approval in its capacity as lessee under the Master Lease (and each request for consent or approval from Lessor shall be promptly forwarded by Sublessor to Sublessee); or (iv) waive, settle or compromise any default by Lessor under the Master Lease.

(f) Notwithstanding anything to the contrary contained herein, upon written notice from Sublessee of Master Lessor's breach or default under the Master Lease, Sublessor shall, at Sublessee's sole cost and expense, use its reasonable and diligent efforts to exercise all rights or remedies (including, without limitation, rights of indemnity) provided to Sublessor as lessee under the Master Lease, and any monetary award or benefit received from Lessor shall be apportioned between Sublessor and Sublessee according to their respective damages from such breach or default, and their contribution to the costs and/or expenses incurred in connection with exercising such right or remedy; provided, however, that Sublessee shall indemnify, defend and hold Sublessor harmless from all losses and damages incurred by Sublessor as a result of the exercise of such right or remedy.

9. Cancellation of Master Lease. In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, this Sublease shall automatically be terminated and Sublessor shall not be liable to Sublessee by reason thereof unless said termination shall have been caused by the default of Sublessor under the Master Lease through no fault of Sublessee.

10. Default. In the event Sublessee shall be in default of any covenant of, or obligation under this Sublease, after giving effect to all notice and cure periods set forth in the Master Lease (including, without limitation, a Breach pursuant to Paragraph 13.1 of the Master Lease), Sublessor shall have available to it against Sublessee all of the remedies available to Lessor under the Master Lease in the event of a similar default on the part of Sublessor thereunder; provided, however, notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublessor acknowledges and agrees that so long as Sublessee replenishes the Prepaid Rent deposit in accordance with Section 4(c), Sublessor shall not have the right to terminate the Sublease in the event that Sublessee fails to timely satisfy any obligation to pay Rent under the Sublease. Sublessee shall not be in default under this Sublease if the default is caused by the breach or default by Lessor under the Master Lease, and such breach or default by Lessor is not due to a breach or default by Sublessee under this Sublease. Sublessor shall have all rights pursuant to Paragraph 13.2 of the Master Lease and all remedies provided by applicable law. Sublessor may resort to its remedies cumulatively or in the alternative.

11. Quiet Enjoyment. So long as Sublessee pays all of the Rent due hereunder and performs all of Sublessee's other obligations hereunder in all material respects, Sublessee shall have the right to peaceably and quietly have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease and the Master Lease.

12. Brokers. Sublessor and Sublessee each warrants to the other that no formal agreement was made by and between each such party and a broker for the procuring, execution or delivery of this Sublease. Sublessee and Sublessor agree that no brokers brought about or had any connection with the procuring, execution, or delivery of this Sublease, and each party hereto agrees to indemnify and hold the other harmless against any claims by any broker for services rendered to the indemnifying party in connection with this Sublease.

13. Assignment and Subletting. Subject to all of the rights of the Lessor under the Master Lease and the restrictions contained in the Master Lease, Sublessee shall not be entitled to assign, encumber or otherwise transfer this Sublease or any interest herein, or to sublet all or any portion of the Subleased Premises (collectively, "Transfer") without the prior written consent of Sublessor and Lessor, which consent may be withheld in the discretion of Sublessor and Lessor. Consent to one Transfer shall not be deemed to be consent to any subsequent Transfer. Any Transfer without such consent shall be void and, at the option of Sublessor, shall terminate this Sublease. Notwithstanding anything to the contrary contained in the Master Lease (as incorporated herein), Sublessee shall pay to Sublessor all Excess Rents received by Sublessee. As used herein, the term "Excess Rents" shall mean all Rents and other consideration payable by a subtenant or assignee to Sublessee in connection with the Transfer, less any excess rent that is payable to Lessor pursuant to the Master Lease and any brokerage commissions and reasonable attorneys' fees incurred by Sublessee in connection with the Transfer.

14. Notices. Unless five (5) days' prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be the addresses set forth below in this Paragraph. The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below. A copy of each notice to Sublessee shall be delivered to:

                                    San Francisco Unified School District
                                    Real Estate and Asset Management
                                    135 Van Ness Avenue, Suite 211
                                    San Francisco, CA  94102
                                    Attn: Philip M. Smith

                                    Tel:  (415) 355-6932

                                    Fax:  (415) 241-6552

                                    Email:  psmith@muse.sfusd.edu

A copy of each notice to Sublessor shall be delivered to:

                                    Digital Think, Inc.
                                    601 Brannan Street
                                    San Francisco, California 94107
                                    Attn: Accounts Payable

                                    Fax: (415) 625-4100

15. Captions. The captions of paragraphs of this Sublease are not a part of this Sublease and shall have no effect upon the construction or interpretation of any part hereof.

16. Entire Agreement; Successors and Assigns. This Sublease contains the entire agreement between the parties hereto, and the covenants and conditions herein contained, subject to the provisions as to Transfer, apply to and bind the heirs, successors, executors, administrators, legal representatives and assigns of the parties hereto. This Sublease may not be amended except by the written agreement of all parties hereto.

17. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Sublease, the prevailing party shall be entitled to recover all its costs and expenses, including, without limitation, the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys fees.

18. Gender and Number. Wherever the context so requires, each gender shall include any other gender, and the singular number shall include the plural and vice-versa.

19. Cumulative Remedies. No remedy or election hereunder by either party hereto shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

20. Severability. Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and all such other provisions shall remain in full force and effect.

21. Counterparts. This Sublease may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.

22. Governing Law. This Sublease shall be governed by and in all respects construed in accordance with the laws of the State of California.

23. Right to Cure Defaults. If Sublessee fails to pay any sum of money to Sublessor when due, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at that interest rate determined as of the time it is to be applied that is equal to the maximum interest rate permitted by law, from the due date to and including the date of the payment, from the date of the expenditure until repaid.

24. Condition Precedent. This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon having obtained the written consent of the Lessor. If Sublessor has not obtained Lessor's consent within thirty (30) days after the date of Sublessor's execution of this Sublease, either party may terminate this Sublease by written notice to the other party given at any time until such consent is obtained by Sublessor, whereupon this Sublease shall terminate, Sublessor shall refund promptly to Sublessee any Security Deposit and prepaid Base Rent paid by Sublessee to Sublessor, and neither party shall have any further rights or obligations hereunder.

25. Acceptance. The parties acknowledge and agree that Sublessee is subleasing the Subleased Premises on an "AS IS" basis (subject to Section 6 above) and Sublessor has made no representations or warranties of any kind with respect to the condition of the Subleased Premises or Sublessee's ability to use the Subleased Premises for the permitted uses hereunder. Sublessee hereby represents to Sublessor that (i) Sublessee has fully inspected the Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities and improvements and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Premises and Sublessee's willingness to enter into this Sublease, (ii) Sublessee is relying on its inspection in subleasing the Premises, and (iii) Sublessee has received no representations or warranties with respect to the physical condition of the Premises or with respect to Sublessee's ability to use the Subleased Premises for the permitted uses hereunder, on which Sublessee has relied in entering into this Sublease.

26. Surrender. Prior to Expiration Date or earlier termination of this Sublease, Sublessee shall remove all of its trade fixtures and other property and improvements if and to the extent required under the Master Lease and/or this Sublease and shall surrender the Subleased Premises to Sublessor in good condition, free of Hazardous Substances caused by Sublessee (or any of its agents, employees, contractors or invitees), ordinary wear and tear and damage or loss from casualty excepted and in the condition required under Paragraph 7.4 of the Master Lease. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition. Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises in the condition required, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

27. Holdover. The parties hereby acknowledge that it is critical that Sublessee surrender the Subleased Premises to Sublessor no later than the Expiration Date in accordance with the terms of this Sublease. The parties also acknowledge that the Base Rent rate under this Sublease is significantly less than the base rent rate under the Master Lease. Accordingly, in the event that Sublessee does not surrender the Subleased Premises by the Expiration Date in accordance with Paragraph 27 hereof, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all costs, loss and liability resulting from Sublessee's delay in surrendering the Subleased Premises and pay Sublessor holdover rent as provided in Article 26 of the Master Lease, except that such holdover rent shall be equal to the amount of holdover rent payable by Sublessor under the Master Lease. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

28. Insurance; Waiver. Sublessor acknowledges that Sublessee maintains a program of self-insurance and agrees that Sublessee shall not be required to carry any insurance with respect to this Sublease. Sublessee assumes the risk of damage to any of Sublessee's personal property. During any period of self-insurance, for all purposes of this Sublease (including the waiver of claims and subrogation provisions), Sublessee shall be deemed to be satisfying the insurance obligations of Sublessee hereunder. Lessor, by providing its written consent to this Sublease, specifically approves the foregoing.

29.  Furniture.  Sublessor  will provide the  furnishings  and equipment for the
Premises listed on Exhibit B attached hereto and made a part hereof (collectively, "Furniture"). Sublessee shall repair and maintain the Furniture in good condition, reasonable wear and tear and damage or loss from casualty excepted. Sublessee shall surrender the Furniture at the expiration or earlier termination of this Sublease in as good condition as exists as of the Commencement Date (reasonable wear and tear and damage or loss from casualty excepted). Such Furniture will be provided by Sublessor in its "AS IS" condition, with all faults and defects, and Sublessee shall use such Furniture at Sublessee's sole risk. No representations or warranties whatsoever as to the Furniture's condition or fitness for a particular purpose, express or implied, are made by Sublessor.

30. Property Taxes. Sublessee represents to Sublessor that Sublessee, with the cooperation of Sublessor and Lessor, shall use its good faith reasonable efforts to seek an exemption of the Subleased Premises from property taxes (including supplemental taxes, with the possible exception of special assessments and other ad valorem assessments), pursuant to Article XIII, Section 3(d) of the California Constitution, as a result of the San Francisco Unified School District's exclusive use thereof. Sublessee will use its good faith reasonable efforts to secure and maintain such tax exemption during the Term, with the cooperation of Sublessor and Lessor. In the event that Sublessee does not obtain such tax exemption, Sublessee agrees to reimburse Sublessor within fifteen (15) days after receipt of a written request from Sublessor for any property taxes on the Subleased Premises (including special assessments and other ad valorem assessments and any property taxes due and payable by Sublessor to Lessor pursuant to Article 10 of the Master Lease) that for any reason may become due and payable during the Term. Any such taxes shall be prorated between the parties hereto as of the Commencement Date. In the event that Sublessee pays to Sublessor any such taxes and later obtains an exemption, Sublessor shall refund to Sublessee such amounts as are refunded to Sublessor by Lessor.

In Witness Whereof, the parties have executed this Sublease on the date first above written.

                Sublessor:Digitalthink, Inc.,
                a Delaware Corporation

                By /s/ Rob Krolik
                   --------------------------------
                Its CFO
                   --------------------------------
                Dated   11/5/02
                   --------------------------------


                Sublessee: San Francisco Unified School District, a Political Subdivision of the State of California

                By /s/ Philip M. Smith
                   ---------------------------------
                Its Director of Real Estate
                   ---------------------------------
                Dated   11/5/02
                   ---------------------------------

APPROVED AS TO FORM:

Dennis J. Herrera, City Attorney


By   /s/ Mariam Morley
     -------------------------
     Mariam Morley
     Deputy City Attorney

                                Consent of Lessor

The undersigned, Lessor under the above described Master Lease, hereby consents to the subletting of the Subleased Premises as described herein on the terms and conditions stated in this Sublease, including without limitation, the provisions of Paragraphs 28 and 30. By reason of executing this consent, Lessor further agrees to provide to Sublessee a copy of any notices, requests or correspondence delivered to Sublessor as tenant under the Master Lease, at the address for Sublessee set forth in Section 14 of this Sublease. This consent shall apply to this Sublease but shall not be deemed to be a consent to any other subleasing of any part of Sublessor's Premises leased under the terms of the Master Lease.

                      LESSOR:

                      Robert J. Cardinal Trust
                      -----------------------------


                      By /s/ Bruce J.Cardinal
                         ---------------------------
                      Its Trustee
                         ---------------------------
                      Dated 11/8/02
                         ---------------------------

                                    EXHIBIT A

                                  MASTER LEASE

                                    EXHIBIT B

                                LIST OF FURNITURE